                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                The Emerging Markets Telecommunications Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON TUESDAY, SEPTEMBER 24, 1996
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, September 24, 1996 commencing at 10:00 a.m., New York City time. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect four (4) directors of the Fund.

        (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending May 31, 1997.

    The close of business on July 12, 1996 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about July 23, 1996.

                                          By order of the Board of Directors,

                                                          [SIG]
                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF
MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: July 23, 1996
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON TUESDAY, SEPTEMBER 24, 1996
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Tuesday, September 24, 1996 and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, BEA Associates, the investment adviser to the Fund ("BEA"), Bear Stearns Funds
Management Inc., the administrator of the Fund (the "Administrator"), or MacKenzie Partners Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about July 23, 1996.

    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended May 31, 1996 is concurrently being furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR Proposal 2 stated in the accompanying Notice of Annual Meeting and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    The Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, July 12, 1996, there were 8,434,919 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received on or before 10:00 a.m. on September 24, 1996.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of four (4) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Emilio Bassini and George Landau, directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 1999 Annual Meeting of Shareholders. Messrs. Bassini and Landau currently serve as directors of the Fund and have been members of the Board of Directors since the Fund commenced operations in 1992.

    On August 15, 1995, the Board of Directors increased the size of the Board to seven. Mr. Richard Watt was elected by the Board of Directors to fill the newly created vacancy until the date of this Annual Meeting of Shareholders and until his successor is duly elected and qualified. On February 13, 1996, the Board of Directors further increased the size of the Board to eight. Dr. Enrique Arzac was elected by the Board of

Directors to fill the newly created vacancy. The elections of Mr. Watt and Dr. Arzac are now being submitted to the Fund's shareholders for their approval. If approved by the Shareholders, Mr. Watt will serve as a Director for a term of three years to expire at the 1999 Annual Meeting of Shareholders and Dr. Arzac will serve as a Director for a term of two years to expire at the 1998 Annual Meeting of Shareholders.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Messrs. Bassini, Sigg and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of BEA.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, Directors whose terms of office continue beyond the 1996 annual meeting, and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                                                                                      MEMBERSHIPS ON
                                                                                                     BOARDS OF OTHER
                               SHARES                                           LENGTH OF SERVICE       REGISTERED
                             BENEFICIALLY                                        AS DIRECTOR AND        INVESTMENT
                              OWNED ON        CURRENT PRINCIPAL OCCUPATION      TERM OF MEMBERSHIP    COMPANIES AND
                              JULY 12,          AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)              1996           DURING THE PAST FIVE YEARS              FUND             COMPANIES
- ---------------------------  -----------  ------------------------------------  ------------------  ------------------

Dr. Enrique R. Arzac (54)           200   Professor of Finance and Director of  Since 1996; cur-    Director of nine
  Columbia University                     the Financial Management Program,     rent term ends at   other BEA-advised
  Graduate School of                      Graduate School of Business, Colum-   the 1996 annual     investment compa-
   Business                               bia University (1971-present).        meeting.            nies; Director of
  New York, NY 10027                                                                                The Adam Express
                                                                                                    Company; Director
                                                                                                    of Petroleum and
                                                                                                    Resources Corpo-
                                                                                                    ration.

Emilio Bassini* (45) ......       3,970   Managing Principal of Bassini, Play-  Since 1992; cur-    Director of seven
  153 East 53rd Street                    fair + Associates LLC (12/95-pre-     rent term ends at   other BEA-advised
  New York, NY 10022                      sent); Member of the Executive        the 1996 annual     investment compa-
                                          Committee and Executive Director of   meeting.            nies.
                                          BEA (1984-present).

James J. Cattano (52) .....           0   President, Atlantic Fertilizer &      Since 1994; cur-    Director of six
  80 Field Point Road                     Chemical Company (an international    rent term ends at   other BEA-advised
  Greenwich, CT 06830                     trading company specializing in the   the 1997 annual     investment compa-
                                          sale of agricultural commodities in   meeting.            nies.
                                          Latin American markets)
                                          (10/91-present); President, Diamond
                                          Fertiliser & Chemical Corporation, a
                                          subsidiary of Norsk Hydro A.S. (a
                                          Norwegian agriculture, oil and gas,
                                          light metals and petrochemical
                                          company)(1/84-10/91).

                                                                                                      MEMBERSHIPS ON
                                                                                                     BOARDS OF OTHER
                               SHARES                                           LENGTH OF SERVICE       REGISTERED
                             BENEFICIALLY                                        AS DIRECTOR AND        INVESTMENT
                              OWNED ON        CURRENT PRINCIPAL OCCUPATION      TERM OF MEMBERSHIP    COMPANIES AND
                              JULY 12,          AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)              1996           DURING THE PAST FIVE YEARS              FUND             COMPANIES
- ---------------------------  -----------  ------------------------------------  ------------------  ------------------

Peter A. Gordon (53) ......           0   Former General Partner of Ethos       Since 1992; cur-    Director of TCS
  152 West 57th Street                    Capital Management; Managing Di-      rent term ends at   Fund, Inc.; Direc-
  New York, NY 10019                      rector at Salomon Brothers Inc        the 1998 annual     tor of five other
                                          (1981-6/92).                          meeting.            BEA-advised in-
                                                                                                    vestment compa-
                                                                                                    nies; Director of
                                                                                                    the Mills Corpo-
                                                                                                    ration.

George W. Landau (76) .....       1,000   Chairman of the Latin American        Since 1992; cur-    Director of six
  Two Grove Isle Drive                    Advisory Board of the Coca-Cola       rent term ends at   other BEA-advised
  Coconut Grove, FL 33133                 Corporation and Senior Advisor of     the 1996 annual     investment compa-
                                          Coca-Cola International (1988-        meeting.            nies; Director of
                                          present); President of the Americas                       Emigrant Savings
                                          Society and Council of the Americas                       Bank; Director of
                                          (7/85-10/93); United States Am-                           GAM Funds, Inc.
                                          bassador to Venezuela (1982-1985);
                                          United States Ambassador to Chile
                                          (1977-1982) and United States Am-
                                          bassador to Paraguay (1972-1977).

Daniel Sigg* (40) .........           0   Member of the Executive Committee,    Since 1994; cur-    Director of ten
  153 East 53rd Street                    Chief Financial Officer and Ex-       rent term ends at   other BEA-advised
  New York, NY 10022                      ecutive Director of BEA (5/95-pre-    the 1997 annual     investment compa-
                                          sent); Member of the Executive        meeting.            nies.
                                          Committee and Managing Director of
                                          BEA (2/92-4/95); Vice President of
                                          Marketing of BEA (1/91-1/92);
                                          President of Credit Suisse Advisors
                                          Corporation (12/95-present); Presi-
                                          dent of Credit Suisse Capital Corpo-
                                          ration (12/94-present); Director and
                                          Vice President of Credit Suisse Cap-
                                          ital Corporation (12/90-11/94).

Martin M. Torino (46) .....           0   Executive Director of TAU S.A. (a     Since 1992; cur-    Director of five
  Reconquista 365, 9th Fl.                commodities trading firm)             rent term ends at   other BEA-advised
  Capital Federal 1003                    (11/90-present); President of DYAT    the 1998 annual     investment compa-
  Buenos Aires, Argentina                 S.A. (10/93-present); Vice President  meeting.            nies.
                                          of Louis Dreyfus Sugar Company, Inc.
                                          (a commodities trading firm)
                                          (1984-1990).

                                                                                                      MEMBERSHIPS ON
                                                                                                     BOARDS OF OTHER
                               SHARES                                           LENGTH OF SERVICE       REGISTERED
                             BENEFICIALLY                                        AS DIRECTOR AND        INVESTMENT
                              OWNED ON        CURRENT PRINCIPAL OCCUPATION      TERM OF MEMBERSHIP    COMPANIES AND
                              JULY 12,          AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)              1996           DURING THE PAST FIVE YEARS              FUND             COMPANIES
- ---------------------------  -----------  ------------------------------------  ------------------  ------------------

Richard Watt* (37) ........           0   Senior Vice President of BEA          Since 1995; cur-    Director of three
  153 East 53rd Street                    (8/95-present); Head of Emerging      rent term ends at   other BEA-advised
  New York, NY 10022                      Markets Investments and Research at   the 1996 annual     investment compa-
                                          Gartmore Investment Limited           meeting.            nies.
                                          (11/92-6/95); Director of Kleinwort
                                          Benson International Investment
                                          (5/87-10/92).

All directors and officers
  (12 persons, including
  the foregoing) as a
  group....................       5,170

    During the fiscal year ended May 31, 1996, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him (other than telephonic meetings) and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended May 31, 1996 to all such unaffiliated directors was $29,458. During the fiscal year ended May 31, 1996, the Board convened nine times. Each director except Messrs. Gordon and Watt attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    Messrs. Arzac, Cattano, Gordon, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met twice during the fiscal year ended May 31, 1996. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will not consider nominees recommended by shareholders. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended May 31, 1996, all filing requirements applicable to such persons were complied with, except that an Initial Statement of Beneficial Ownership on Form 3 was filed late by each of the following directors and/or officers of the Fund: Enrique Arzac, Richard Watt and Stephen Swift.

    The following table shows certain information about officers of the Fund other than Messrs. Bassini, Sigg and Watt, who are described above. Mr. Bassini is Chairman of the Board, President and Chief Investment Officer of the Fund. Mr. Sigg is Senior Vice President of the Fund and has been an officer since

April 1993. Mr. Watt is Senior Vice President and Investment Officer of the Fund and has been an officer since August 1995. Messrs. Bassini and Pignataro have been officers since the commencement of the Fund's operations. Mr. Stamler and Ms. Manney have been officers since July 1993 and October 1992, respectively. Mr. Swift has been Senior Vice President and Investment Officer of the Fund since November 1995. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA.

                                                 SHARES
                                              BENEFICIALLY
                                                OWNED ON                                CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
             NAME                   AGE       JULY 12, 1996     POSITION WITH FUND        EMPLOYMENT DURING THE PAST FIVE YEARS
- ------------------------------      ---      ---------------  -----------------------  --------------------------------------------
Stephen Swift ................          50              0     Senior Vice President    Managing  Director  of  BEA  (6/95-present);
  153 East 53rd Street                                          and Investment         Head of Global Equities at Credit Suisse As-
  New York, NY 10022                                            Officer                set  Management (10/91-5/95); Portfolio man-
                                                                                       ager of CS Tiger Fund (10/91-present);  Man-
                                                                                       aging  Director of  Southeast Asian Equities
                                                                                       at Wardley Investment Services (a subsidiary
                                                                                       of Hong Kong and Shanghai Bank) (1/89-9/91).

Paul P. Stamler ..............          35              0     Senior Vice President    Vice  President   of   BEA   (6/93-present);
  153 East 53rd Street                                                                 self-employed    as   a   certified   public
  New York, NY 10022                                                                   accountant (4/92-5/93);  Vice  President  of
                                                                                       Bear, Stearns & Co. Inc. (6/88-3/92).

Michael A. Pignataro .........          36              0     Chief Financial Officer  Vice  President of  BEA (12/95-present); As-
  153 East 53rd Street                                          and Secretary          sistant Vice President and Chief Administra-
  New York, NY 10022                                                                   tive Officer for Investment Companies of BEA
                                                                                       (9/89-12/95).

Rachel D. Manney .............          29              0     Vice President and       Assistant Vice President and Administrative
  153 East 53rd Street                                          Treasurer              Officer for Investment Companies of BEA
  New York, NY 10022                                                                   (4/92-present); Senior Associate at Coopers
                                                                                       & Lybrand (certified public accountant)
                                                                                       (1989-1992).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended May 31, 1996. None of the Fund's executive officers or directors who are also officers or directors of BEA received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                               PENSION OR
                                               RETIREMENT                      TOTAL         TOTAL NUMBER
                                                BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                               ACCRUED AS     ANNUAL         FUND AND        BEA-ADVISED
                                 AGGREGATE      PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                COMPENSATION      FUND         UPON           PAID TO         COMPANIES
       NAME OF DIRECTOR          FROM FUND      EXPENSES    RETIREMENT       DIRECTORS          SERVED
- ------------------------------  ------------   ----------   ----------   -----------------   ------------
Enrique R. Arzac+ ............    $1,958              0            0          $41,667             10
James J. Cattano .............    $7,000              0            0          $49,000              7
Peter A. Gordon ..............    $6,500              0            0          $39,000              6
George W. Landau .............    $7,000              0            0          $49,000              7
Martin M. Torino .............    $7,000              0            0          $42,000              6

- ------------------------

+    Dr. Arzac became  a director of  the Fund in  February 1996, and  therefore earned a prorated annual fee for his services.

    BEA and BEA Capital LLC, a company organized and controlled by Mr. Bassini and a former officer of BEA, have entered into a consulting agreement, dated as of December 12, 1995, pursuant to which BEA Capital LLC will provide consulting services to BEA with respect to private equity investments held by BEA clients for a fee of $2 million per annum payable by BEA. This consulting agreement is terminable by either party as of the last day of any calendar year commencing on December 31, 1996; provided, that if BEA terminates this agreement as of December 31, 1996, BEA is required to pay BEA Capital LLC an additional $2 million as a termination fee.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending May 31, 1997. At a meeting held on May 14, 1996, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending May 31, 1997. Coopers & Lybrand L.L.P. has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1997 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than March 25, 1997. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF
MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The Fund believes that there is no person who may be deemed a beneficial owner of 5% or more of the Shares of the Fund.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                               THE EMERGING MARKETS
                                                TELECOMMUNICATIONS
                                                    FUND, INC.

                   -------------------------------------------------------------

             THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                 PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Messrs. Emilio Bassini and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Tuesday, September 24, 1996, and at any adjournment thereof.



           CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                              SIDE

/X/     Please mark
        votes as in
        this example

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

  1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

     Nominees:  Enrique R. Arzac (two-year term)       2--TO RATIFY THE SELECTION OF                FOR      AGAINST    ABSTAIN
                Emilio Bassini (three-year term)       COOPERS & LYBRAND L.L.P. AS INDEPENDENT      / /        / /        / /
                George W. Landau (three-year term)     PUBLIC ACCOUNTANTS OF THE FUND FOR THE
                Richard Watt (three-year term)         FISCAL YEAR ENDING MAY 31, 1997:

                 FOR                WITHHOLD           This proxy when properly executed will be voted in the manner
                 / /                  / /              directed herein by the undersigned shareholder.


     / /   ______________________________________
           For all nominees except as noted above      IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                                                       Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                                            MARK HERE
                                                            FOR ADDRESS   / /
                                                            CHANGE AND
                                                            NOTE AT LEFT

                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                       USING THE ENCLOSED ENVELOPE.

                                                       When signing as attorney, executor, administrator, trustee or guardian, please give full title as  such. If a corporation, please sign in full corporate name by president or other
                                                       authorized officer.  If a partnership, please sign in
                                                       partnership name by authorized person.

Signature: _______________________ Date:_______________ Signature: _____________________________ Date:_______________

